SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

September 10, 2004

PACIFIC CONTINENTAL CORPORATION
(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)
0001084717	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (503) 243-2123

Item 5. Other Events

On September 10, 2004, Pacific Continental Corporation announced a 5-for-4 stock split payable October 15, 2004 to shareholders of record on September 30, 2004.

A press release announcing the stock split is attached as an exhibit to this Form 8-K.

(b)	Exhibits.

99.	Press Release announcing the stock split.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 10, 2004
PACIFIC CONTINENTAL CORPORATION

By: /s/ Michael A. Reynolds
Michael A. Reynolds
Executive Vice President and
Chief Financial Officer

2